                                                                     EXHIBIT 3.1


                                                      Filed in the Department of
                                                      State on DEC 20 1991
                                                      [   Signature Illegible  ]
                                                      --------------------------
                                            Acting Secretary of the Commonwealth

                                     2069197

                            ARTICLES OF INCORPORATION
                                       OF
                               NEW UGI CORPORATION

         ARTICLE I.        The name of the Corporation is:

                               NEW UGI CORPORATION

         ARTICLE II. The address of the registered office of the Corporation in this Commonwealth is:

                              460 North Gulph Road
             King of Prussia, Montgomery County, Pennsylvania 19406

         ARTICLE III. The purpose or purposes for which the Corporation is incorporated under the Business Corporation Law of 1988 are to engage in, and do any lawful act concerning, any or all lawful business for which corporations may be incorporated under said Business Corporation Law, including, but not limited to manufacturing, processing, owning, using and dealing in personal property of every class and description, engaging in research and development, the furnishing of services, and acquiring, owning, using and disposing of real property of every nature whatsoever.

                                 ARTICLE IV. CAPITAL STOCK

         The aggregate number of shares which the Corporation shall have the authority to issue is 220,001,000 shares, divided into 200,000,000 shares of Common Stock, without par value (hereinafter called the "Common Stock"), 1,000 shares of Restructuring Stock, without par value (hereinafter called the "Restructuring Stock"), 10,000,000 shares of Series Preference Stock, without par value (hereinafter called the "Preference Stock"), and 10,000,000 shares of Series Preferred Stock, without par value (hereinafter called the "Preferred Stock")

(the Restructuring Stock, the Preference Stock and the Preferred Stock hereinafter collectively called the "Senior Stock"). The board of directors shall have the full authority permitted by law to determine the voting rights, if any, and designations, preferences, limitations, and special rights of any class or any series of any class of the Preference Stock or of the Preferred Stock that may be desired.

                                     PART 1
                                 PREFERRED STOCK
                                   (Reserved)

                                     PART 2
                                PREFERENCE STOCK
                                   (Reserved)

                                     PART 3
                               RESTRUCTURING STOCK

         Section 461. Voting Rights. At all meetings of the shareholders of the Corporation, the holders of Restructuring Stock shall be entitled to one vote for each share of Restructuring Stock held by them, respectively, except as otherwise expressly provided in this article. Except as otherwise provided in this article or by law, holders of Restructuring Stock and Common Stock, and any other series of the Senior Stock having voting rights as a single class with the Common Stock, shall vote together as a single class.

         Section 462. Dividend and Other Distribution Rights. Whenever full dividends or other distributions on all series of the Preferred Stock and the Preference Stock at the time outstanding having preferential dividend or other distribution rights shall have been paid or declared and set apart for payment or otherwise made, then such dividends (payable in cash or otherwise) or other distributions, as may be determined by the board of directors may be declared and paid or otherwise made on the Restructuring Stock, but only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or under any corresponding superseding provision of law.

         Section 463. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, after paying or providing for the payment to the holders of shares of all series of the Preferred Stock and Preference Stock of the full distributive amounts to which they are respectively entitled, as provided in this article, the holders of Restructuring Stock shall be entitled to receive, as a liquidating distribution and in lieu of any other share in the net assets of the Corporation, all equity securities owned by the Corporation other than any "voting security" of any "public utility company," as those terms are then defined in the Public Utility Holding Company Act of 1935 or any successor statute.

         Section 464. Exchange Rights. Upon written notice to the Corporation, accompanied by a certificate or certificates representing all of the then outstanding shares of Restructuring Stock, the holders of the Restructuring Stock shall be entitled to exchange such shares for all equity securities then owned by the Corporation other than any "voting security" of any "public utility company," as those terms are then defined in the Public Utility Holding Company Act of 1935 or any successor statute.

         Section 465. Restrictions on Issuance or Transfer. Shares of Restructuring Stock may be issued or transferred only to a corporation substantially all of the common or residual securities of which are owned, directly or indirectly, by the Corporation.

                                     PART 4
                                  COMMON STOCK

         Section 471. Voting Rights. At all meetings of the shareholders of the Corporation, the holders of Common Stock shall be entitled to one vote for each share of Common Stock held by them, respectively, except as otherwise expressly provided in this article.

         Section 472. Dividend and Other Distribution Rights.Whenever full dividends or other distributions on all series of the Senior Stock at the time outstanding having preferential dividend or other distribution rights shall have been paid or declared and set apart for payment or otherwise made, then such dividends (payable in cash or otherwise) or other distributions, as may be determined by the board of directors may be declared and paid or otherwise made on the Common Stock, but only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or under any corresponding superseding provision of law.

         Section 473. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, the assets and funds of the Corporation available for distribution to shareholders, after paying or providing for the payment to the holders of shares of all series of the Senior Stock of the full distributive amounts to which they are respectively entitled, as provided in this article, shall be divided among and paid to the holders of Common Stock according to their respective shares.

                                     PART 5
                                     GENERAL

         Section 481. Preemptive Rights. Except as otherwise provided in the express terms of any class or series of shares, or in any contract, warrant or other instrument issued by the Corporation, no holder of shares of the Corporation shall be entitled, as such, as a matter of right to subscribe for or purchase any part of any issue of shares or other securities of the Corporation, of any class, series or kind whatsoever, and whether issued for cash, property, services, by way of dividends, or otherwise.

         Section 482. Amendments to Terms of Senior Stock. If and to the extent provided by the express terms of any series of the Senior Stock, the board of directors may, without the consent of the holders of the outstanding shares of such series or of the holders of any other shares of the Corporation (unless otherwise provided in the express terms of any such other shares), interpret the provisions of such series to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not adversely affect the rights of the existing holders of such series.

                                    ARTICLE V
                                   MANAGEMENT

         The following provisions shall govern the management of the business and affairs of the Corporation and the rights, powers or duties of its security holders, directors or officers:

         Section 501. Classification of Board of Directors. The board of directors of the Corporation shall be classified in respect of the time for which they shall severally hold office as follows:

                  (1) Each class shall be as nearly equal in number as possible.

                  (2) The term of office of at least one class shall expire in each year.

                  (3) Except as otherwise provided in the express terms of any series of the Senior Stock with respect to the election of directors upon the occurrence of a default in the payment of dividends or in the performance of another express requirement of the terms of such series, the members of each class shall be elected for a term of three years and until their respective successors shall have been elected and qualified, except in the event of their earlier death, resignation or removal, or retirement under provision therefor provided in the bylaws.

                  Notwithstanding the preceding sentence, the initial directors shall be classified into three classes comprised of directors who shall serve for terms expiring at the annual meetings of shareholders in 1992, 1993 and 1994, respectively, and until their respective successors shall have been elected and qualified, except in the event of their earlier death, resignation or removal, or retirement under provision therefor provided in the bylaws. At the annual meeting of shareholders in 1992 and thereafter the shareholders shall elect, to serve until the third annual meeting of shareholders following their election, and until their successors shall have been elected and qualified, except in the event of their earlier death, resignation or removal, or retirement under provision therefor provided in the bylaws, the number of directors in the class whose term expires at such annual meeting. This paragraph shall expire at the adjournment of the annual meeting of shareholders in 1994.

         Section 502. Number of Directors. The number of directors of the Corporation constituting the whole board and the number of directors constituting each class of directors as provided by Section 501 shall be fixed solely by resolution of the board of directors, except as otherwise provided in the express terms of any class or series of Senior Stock with respect to the election of directors upon the occurrence of a default in the payment of dividends or in the performance of another express requirement of the terms of such Senior Stock.

         Section 503. Straight Voting for Directors. The shareholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

         Section 504. Adoption of Bylaws. Except as otherwise provided in the express terms of any series of the Senior Stock:

                  (1) The shareholders shall have the power to adopt, amend or repeal the bylaws of the Corporation only subject to the procedures and restrictions applicable to amendments of these articles of incorporation, including any provision of law requiring as a condition to adoption by the Corporation that the corporate action be approved also by the board of directors of the Corporation, and treating a direction by the board that the matter should be submitted to the shareholders, or the sufferance by the board that the matter be so submitted, as insufficient to satisfy the requirement of independent approval by the board of directors.

                  (2) The board of directors of the Corporation shall have the full authority conferred by law upon the shareholders of the Corporation to adopt, amend or repeal the bylaws of the Corporation, including in circumstances otherwise reserved by statute exclusively to the shareholders. Any bylaw adopted by the board of directors under this paragraph shall be consistent with these articles of incorporation.

         Section 505. Authorization of Certain Mergers. Except as otherwise provided in the express terms of any series of the Senior Stock and in addition to any power otherwise vested by law in the board of directors of the Corporation to effect (without the approval of the shareholders or any class or series thereof) a merger of the Corporation with and into another corporation or other association, the board of directors of the Corporation may authorize and approve an behalf of the Corporation and its shareholders (without the approval of the shareholders of the Corporation or any class or series thereof), a merger of the Corporation with and into another corporation which shall be the surviving corporation, if:

                  (1) The only parties to the merger are the Corporation and the surviving corporation.

                  (2) The surviving corporation was, immediately prior to the effective date of the merger, a Pennsylvania corporation and a "public utility company" within the meaning of the Public Utility Holding Company Act of 1935 or any successor statute.

                  (3) The plan of merger provides that each share of the Corporation outstanding immediately prior to the effective date of the merger is to be converted into, except as otherwise agreed by the holder thereof, an identical share of the surviving corporation after the effective date of the merger, and the holders of all such shares to be outstanding immediately after the effective date of the merger derived from shares of the Corporation will then be entitled to cast at least a majority of the votes entitled to be cast generally for the election of directors of the surviving corporation.

                  (4) The additional shares, if any, of the surviving corporation to be outstanding immediately after the effective date of the merger are shares which the board of directors of the Corporation would have been authorized to issue (without the approval of the shareholders of the Corporation or any class or series thereof) immediately prior to the effective date of the merger.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         Section 601. Headings. The headings of the various sections of these articles of incorporation are for convenience of reference only and shall not affect the interpretation of any of the provisions of these articles.

         Section 602. Reserved Power of Amendment. These articles of incorporation may be amended in the manner and at the time prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

         ARTICLE VII. The name and address of the incorporator are:

                                William E. Zeiter
                              2000 One Logan Square
                        Philadelphia, Pennsylvania 19103

                                     /s/ William E. Zeiter
                                     ---------------------
                                         Incorporator

Microfilm Number                                  Filed with the Department of
                                                  State on
                                                  MAR 25 1992
Entity Number 2069197
                                                  [    Signature Illegible    ]
                                                  -----------------------------
                                                  Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915(Rev 90)

        In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.       The NAME of the corporation is New UGI Corporation.

2. The ADDRESS of this corporation's current registered office in this Commonwealth and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department): 460 North Gulph Road, King of Prussia, Pennsylvania 19406, Montgomery County.

3. The STATUTE by or under which it was incorporated is the Business Corporation Law of 1988.

4.       The DATE of its incorporation is: December 20, 1991.

5. The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

6. The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. Section 1914(a) and (b).

7. The amendment adopted by the corporation as set forth in full in Exhibit A is attached hereto and made a part hereof.

8. The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 25th day of March, 1992.

                                                  NEW UGI CORPORATION

                                                  By: [Signature Illegible]
                                                      ---------------------
                                                      Senior Vice President

                                    EXHIBIT A
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               NEW UGI CORPORATION

                                   ARTICLE I.
                                      NAME
                         The name of the Corporation is:

                               NEW UGI CORPORATION

                                   ARTICLE II.
                                     ADDRESS

         The address of the registered office of the Corporation in this Commonwealth is:

                              460 North Gulph Road
                           King of Prussia, Montgomery
                           County, Pennsylvania 19406

                                  ARTICLE III.
                                     PURPOSE

         The purpose or purposes for which the Corporation is incorporated under the Business Corporation Law of 1988 are to engage in, and do any lawful act concerning, any or all lawful business for which corporations may be incorporated under said Business Corporation Law, including, but not limited to manufacturing, processing, owning, using and dealing in personal property of every class and description, engaging in research and development, the furnishing of services, and acquiring, owning, using and disposing of real property of every nature whatsoever.

                                   ARTICLE IV.
                                  CAPITAL STOCK

         The aggregate number of shares which the Corporation shall have the authority to issue is 110,001,000 shares, divided into 100,000,000 shares of Common Stock, without par value (hereinafter called the "Common Stock"), 1,000 shares of Restructuring Stock, without par value (hereinafter called the "Restructuring Stock"), 5,000,000 shares of Series Preference Stock, without par value (hereinafter called the "Preference

Stock"), and 5,000,000 shares of Series Preferred Stock, without par value (hereinafter called the "Preferred Stock") (the Restructuring Stock, the Preference Stock and the Preferred Stock are hereinafter collectively called the "Senior Stock"). The board of directors shall have the full authority permitted by law to determine the voting rights, if any, and designations, preferences, limitations, and special rights of any class or any series of any class of the Preference Stock or of the Preferred Stock that may be desired.

                                     PART 1
                                 PREFERRED STOCK
                                   (Reserved)

                                     PART 2
                                PREFERENCE STOCK
                                   Division A
                              General Terms of the
                                Preference Stock

         The following provisions in this Division A (hereinafter referred to as the "General Terms of the Preference Stock") shall apply to the First Series Preference Stock and, if and to the extent expressly incorporated by reference in a resolution or resolutions of the Board of Directors or any committee thereof establishing and designating any other series of the Preference Stock, to any other Preference Stock hereafter issued by the Corporation. The Preference Stock shall be considered "Junior Stock" as that term may be defined in the terms of any series of the Preferred Stock. (The resolution or resolutions of the Board of Directors or any committee thereof establishing and designating any series of the Preference Stock is hereinafter referred to as the "Board Resolution," except that in the case of the First Series Preference Stock the term Board Resolution shall mean the special terms of the First Series Preference Stock set forth in Division B of these articles of incorporation.)

         Section 201. General. Except as otherwise provided in a Board Resolution, all Preference Stock of all series shall be identical to each other. In case, with respect to the Preference Stock of all series which rank equally as to payment of dividends and distributions upon liquidation, the stated dividends or the amounts payable upon liquidation established by a Board Resolution, or both, are not paid in full, all Preference Stock of such series shall participate ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable thereon if all dividends thereon were declared and paid in full, and, in any distribution of assets other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable thereon to holders of such series of Preference Stock were discharged in full.

         Section 202. Dividends.

         (a) The holders of the Preference Stock of each series shall be entitled, subject to any preference of the Preferred Stock with respect to dividends, to receive and the Corporation shall be obliged to pay, but only when and as declared by its Board of Directors and only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or any corresponding superseding provision of law, cash dividends at such rate or rates per share per annum for each particular series as shall have been fixed by the Board of Directors in the Board Resolution for such series, and no more, payable quarterly on the first day of each January, April, July and October. Such dividends on the Preference Stock shall be cumulative from the dates as follows: (a) in the case of shares issued prior to the record date for the initial dividend on shares of the series of which such shares shall constitute a part, then from the date fixed for such purpose by the Board of Directors in the Board Resolution; (b) if issued during the period commencing immediately after the record date for a dividend on shares of such series and terminating at the close of the payment date for such dividend, then from such dividend payment date; and (c) otherwise from the dividend payment date next preceding the date of issue of such shares, except that in the event dividends on all outstanding Preference Stock for all past quarterly dividend periods shall not have been paid and full dividends thereon for the then current dividend period not declared and a sum sufficient for the payment thereof set apart, then such dividends shall be cumulative from the most recent date when all such dividends have been so paid, declared and set aside.

         (b) Subject to the provisions hereinafter contained in Section 206, funds legally available for distribution to shareholders under 15 Pa.C.S.
Section 1551 or under any corresponding superseding provision of law after dividends on all outstanding Preference Stock for all past quarterly periods shall have been paid and full dividends thereon for the then current dividend period declared and a sum sufficient for the payment thereof set apart may be paid to the holders of the Common Stock and other shares ranking junior to the Preference Stock with respect to the payment of dividends.

         Section 203. Redemption.

         (a) The Corporation, at the option of its Board of Directors, may redeem all or any of the outstanding Preference Stock or all or any shares of any series thereof at any time or from time to time, upon payment in cash in respect of the shares so redeemed at the price fixed by the Board of Directors in the Board Resolution in respect of the series of which such shares shall constitute a part, plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not such dividends shall have been earned or declared (such price, together with an amount equal to all such accumulated and unpaid dividends, being hereinafter called the "redemption price"). Any such redemption shall be in such amount, at such place, and in such manner, as the Board of Directors may determine. In the case of a redemption of less than all the outstanding Preference Stock of any series, the particular shares to be so redeemed shall be by lot or by such other equitable method as the Board of Directors shall determine.

         (b) Not less than 15 days nor more than 90 days prior to the date fixed for such redemption, notice of redemption shall be published once in a newspaper of general circulation published in the Borough of Manhattan, New York, New York, and written notice thereof shall be mailed by the Corporation to the several holders of record of the Preference Stock to be so redeemed, at their respective addresses as the same appear upon the books of the Corporation.

         (c) From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the Corporation in providing moneys at the time and place specified for the payment of the redemption price pursuant to said notice), all dividends on the Preference Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as shareholders in the Corporation, except the right to receive the redemption price, without interest, shall cease and terminate, and such Preference Stock shall not be deemed outstanding for any purpose.

         (d) The Corporation may, however, give or irrevocably authorize the "Depositary" (as hereinafter defined) forthwith to give written notice (in the same manner as the notice of redemption is required to be given as provided in subsection

(b)) to the holders of all the Preference Stock selected for redemption that the redemption price has been or will on a date specified be deposited with a designated bank or trust company, having an office in New York, New York or Philadelphia, Pennsylvania and having capital and surplus of not less than $10,000,000 (the "Depositary"), in trust for the account of the holders of such Preference Stock and that such holders may receive in cash the redemption price of such Preference Stock from the Depositary on or after the date of such deposit upon the surrender of their share certificates without awaiting the date fixed for redemption. In such event, if the redemption price shall have been so deposited by the Corporation with the Depositary, all rights of the holders of the shares called for redemption, as shareholders of the Corporation, except the right to receive the redemption price, without interest, from the Depositary, shall cease and terminate upon the date of such deposit or the date of the giving of such notice or authority, whichever be later, and such Preference Stock shall thereafter not be deemed to be outstanding for any purpose; provided, however, that conversion rights, if any, of shares called for redemption shall terminate at the close of business on the business day next preceding the date fixed for redemption. Any moneys so deposited which shall remain unclaimed by the holders of such Preference Stock at the end of five years after the date so fixed for redemption shall be paid by the Depositary to the Corporation, after which the holders of such Preference Stock shall look only to the Corporation for payment of the redemption price thereof.

         (e) Unless otherwise provided by resolution of the Board of Directors, all Preference Stock so redeemed by the Corporation shall be canceled and restored to the status of authorized but unissued Preference Stock without series designation.

         Section 204. Liquidation.

         (a) On any voluntary or involuntary liquidation (which shall include dissolution and winding up) of the Corporation, before any payment or distribution shall be made to the holders of any Common Stock or shares of any other class which, with respect to distributions upon liquidation, shall rank junior to the Preference Stock, the holders of the Preference Stock, subject to any preference of the Preferred Stock, shall be entitled to be paid the amount or amounts fixed therefor by the Board of Directors in the Board Resolution in respect of each outstanding series of Preference Stock, which stated amounts may vary as between voluntary and involuntary liquidation distributions, plus in each case an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared.

         (b) After such payment shall have been made in full to the holders of Preference Stock, they shall be entitled to no further payment or distribution.

         (c) Neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation into the Corporation, nor a division or a reorganization of the Corporation, nor a share exchange to which the Corporation is a party, nor the purchase or redemption of all or part of the outstanding shares of any class or classes of the Corporation, nor a sale, lease, conveyance or other disposition of all or any part of its assets shall be considered a liquidation of the Corporation within the meaning of this Section 204.

         Section 205. Voting Rights.

         (a) Except as herein expressly provided to the contrary or in the Board Resolution or as otherwise required by law, the holders of the Preference Stock shall have no right to vote at, or to participate in, any meeting of shareholders of the Corporation, or to receive any notice of such meeting.

         (b) In the event that dividends upon any of the Preference Stock shall be in arrears to an amount equal to six full quarterly dividends thereon, the holders of the Preference Stock as to which dividends are so in arrears, subject to the terms of the Preferred Stock, shall become entitled to the extent hereinafter provided to vote noncumulatively at all elections of directors of the Corporation, and to receive notice of all shareholders meetings to be held for such purpose. At such meetings the holders of such Preference Stock, voting separately as a class, shall be entitled to elect two members of the Board of Directors of the Corporation; and all other directors of the Corporation shall be elected by the other shareholders of the Corporation entitled to vote in the election of directors. Such voting rights of the holders of such Preference Stock shall continue until all accumulated and unpaid dividends thereon shall have been paid, whereupon all such voting rights of the holders of such Preference Stock shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described as giving rise thereto.

         (c) At any time after the accrual of voting rights to the holders of such Preference Stock in accordance with subsection (b), a special meeting of the holders of such Preference Stock, for the purpose of the initial exercise of such voting rights, shall be held, upon 30 days' notice, upon call by the Secretary of the Corporation at the written request of the holders of not less than 10% of such Preference Stock at the time outstanding, or, if the Secretary shall fail or neglect to call such meeting within 30 days after receipt of such request, then upon call by the holders of not less than 10% of such Preference Stock at the time outstanding. The terms of office, as directors, of all persons who may be directors of the Corporation, except those directors, if any, elected by the holders of the Preferred Stock as a class, shall terminate upon the election of directors by the holders of the Preference Stock. The holders of the Common Stock, subject to the terms of the Preferred Stock, shall have the right to elect the remaining directors of the Corporation.

         (d) So long as the holders of such Preference Stock are entitled hereunder to voting rights, any vacancy in the Board of Directors caused by the death or resignation of any director elected by the holders of such Preference Stock, shall, until the next meeting of shareholders for the election of directors, in each case be filled by the remaining director elected by the holders of such Preference Stock. In the event of simultaneous vacancies among directors elected by the holders of Preference Stock, an election, pursuant to the provisions of this section.

         (e) Upon termination of the voting rights of the holders of such Preference Stock, the terms of office of all persons who shall have been elected directors of the Corporation by vote of the holders of such Preference Stock or by a director elected by such holders shall forthwith terminate, and any vacancies resulting from such termination shall be filled by the vote of a majority of the remaining directors.

         Section 206. Restriction on Dividends and Purchase of Stock.

         (a) So long as any Preference Stock of any series shall remain outstanding, no dividend (other than dividends payable in Common Stock or other shares of the Corporation of a class ranking junior to the Preference Stock of such series with respect to dividends and distributions upon liquidation) shall be paid on Common Stock or shares of any other class which, with respect to payment of dividends or distributions upon liquidation, shall rank junior to the Preference Stock of such series ("junior shares"), nor shall any junior shares be purchased, retired, or otherwise acquired by the Corporation, other than by exchange therefor of junior shares or out of the proceeds of a substantially concurrent sale of junior shares unless:

                  (i) all dividends on all outstanding Preference Stock of such series for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart; and

                  (ii) the Corporation shall not be in arrears in respect of any sinking fund obligation or obligation of a similar nature with respect to Preference Stock of such series or any other series ranking equally therewith with respect to payment of dividends or distributions upon liquidation.

         (b) So long as any Preference Stock of any series shall remain outstanding, unless:

                  (i) all dividends on all outstanding Preference Stock of such series for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart; and

                  (ii) the Corporation shall not be in arrears in respect of any sinking fund obligation or obligation of a similar nature in respect of Preference Stock of such series or any other series ranking equally therewith with respect to payment of dividends and distribution upon liquidation;

none of the Preference Stock of such series, nor any parity shares, as hereinafter defined, shall be purchased, retired or otherwise acquired by the Corporation (except by redemption of all shares of such series and all parity shares then outstanding, or except in accordance with a purchase or exchange offer made to holders of all shares of such series and all parity shares outstanding which, considering the annual dividend rates and other relative rights and preferences of such shares, in the opinion of the Board of Directors (whose determination shall be conclusive) will result in fair and equitable treatment among all such shares). "Parity shares" as used herein means shares (including shares of Preference Stock of other series) ranking equally with the Preference Stock of such series with respect to payment of dividends and distributions upon liquidation.

         Section 207. Corporate Action Requiring Consent of Preference Stock.

         (a) Without the consent of the holders of at least a majority of the Preference Stock at the time outstanding, given in person or by proxy, either in writing according to law or at a meeting of shareholders called for the purpose, the Corporation shall not;

                  (i) authorize any new class of shares, or an increase in the authorized amount of any class of shares, which shall rank equally with the Preference Stock with respect to payment of dividends or distributions upon liquidation, except that if shares of such class would rank equally to one or more but not all of the several series of the Preference Stock at the time outstanding, the consent of the holders of a majority of the shares of all series with respect to which shares of such class would rank equally shall be required in lieu of the consent of holders of all Preference Stock;

                  (ii) increase the authorized Preference Stock to an amount in excess of 5,000,000; or

                  (iii) merge into or consolidate with any other corporation or corporations, become a party to a share exchange or division, or sell, lease or otherwise dispose of all or substantially all of its assets, unless such merger, consolidation, share exchange, division, sale, lease or other disposition shall have been ordered, permitted or approved by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 as now in effect or as hereafter amended or by any successor commission.

         (b) Without the consent of the holders of at least two-thirds of the Preference Stock outstanding, given in person or by proxy, either in writing according to law or at a meeting of shareholders called for the purpose, the Corporation shall not:

                  (i) authorize any new class of shares, or an increase in the authorized amount of any class of shares, which will rank prior to the Preference Stock with respect to payment of dividends or distributions upon liquidation; or

                  (ii) adopt or effect any amendment to its articles of incorporation that would adversely affect the rights or preferences of the Preference Stock (except as may be expressly permitted under subsection (a) of this Section 207 with the consent of the holders of a majority of the Preference Stock), except that if any such amendment shall adversely affect the rights or preferences of one or more, but not all, of the several series of Preference Stock at the time outstanding, the consent of the holders of at least two-thirds of the shares of all series adversely affected, similarly given, shall be required in lieu of the consent of the holders of two-thirds of the Preference Stock.

         (c) The provisions of this section shall not prevent the Board of Directors from establishing and designating, without a vote of the holders of the Preference Stock, one or more series of the Preference Stock which shall rank prior to shares of other series of the Preference Stock with respect to payment of dividends or distributions upon liquidations.

                                   Division B
                                Special Terms of
                          First Series Preference Stock

         The first series of the Preference Stock shall consist of 1,000,000 shares and shall be designated as First Series Preference Stock.

         Section 221. Dividends and Distributions.

         (a) The quarterly dividend rate of the shares of First Series Preference Stock shall be the greater of (x) $50.00 or (y) subject to the provision for adjustment hereinafter set forth 200 times the aggregate per share amount of all cash dividends, and 200 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding quarterly dividend payment date

(the "Quarterly Dividend Payment Date"), or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of First Series Preference Stock. In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock;

then in each such case the amounts to which holders of shares of First Series Preference Stock were entitled immediately prior to such event under clause (x) and clause (y) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (b) The Corporation shall declare a dividend or distribution on the First Series Preference Stock as provided in subsection (a) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), except that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $50 per share on the First Series Preference Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         Section 222. Voting Rights. The holders of shares of First Series Preference Stock shall have the following voting rights:

         (a) Subject to the provision for adjustment hereinafter set forth, each share of First Series Preference Stock shall entitle the holder thereof to 200 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock;

then in each such case the number of votes per share to which holders of shares of First Series Preference Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (b) Except as otherwise provided in this section or by law, the holders of shares of First Series Preference Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

             Section 223. Liquidation.

         (a) Upon any voluntary liquidation, dissolution or winding up of the Corporation and subject to the distributions to be made with respect to Preferred or Preference Stock senior to the First Series Preference Stock, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the First Series Preference Stock unless, prior thereto, the holders of shares of First Series Preference Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "First Series Liquidation Preference"). Following the payment of the full amount of the First Series Liquidation Preference, no additional distributions shall be made to the holders of shares of First Series Preference Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (x) the First Series Liquidation Preference by (y) 200 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (y), the "Adjustment Number"). Following the payment of the full amount of the First Series Liquidation Preference and the Common Adjustment in respect of all outstanding shares of First Series Preference Stock and Common Stock, respectively, holders of First Series Preference Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such First Series Preference Stock and Common Stock, on a per share basis, respectively.

         (b) In the event, however, that there are not sufficient assets available to permit payment in full of the First Series Liquidation Preference and the liquidation preferences of all other series of Preferred or Preference Stock, if any, which rank on a parity with the First Series Preference Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall he distributed ratably to the holders of Common Stock.

         (c) In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in reclassification of the outstanding Common Stock;

then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 224. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination, share exchange, division or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of First Series Preference Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 200 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock;

then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of First Series Preference Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 225. No Redemption. The shares of First Series Preference Stock shall not be redeemable.

         Section 226. Ranking. The First Series Preference Stock shall rank junior to all other series of the Senior Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

         Section 227. Fractional Shares. First Series Preference Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of First Series Preference Stock.

                                     PART 3
                               RESTRUCTURING STOCK

         Section 461. Voting Rights. At all meetings of the shareholders of the Corporation, the holders of Restructuring Stock shall be entitled to one vote for each share of Restructuring Stock held by them, respectively, except as otherwise expressly provided in this article. Except as otherwise provided in this article or by law, holders of Restructuring Stock and Common Stock, and any other series of the Senior Stock having voting rights as a single class with the Common Stock, shall vote together as a single class.

         Section 462. Dividend and Other Distribution Rights. Whenever full dividends or other distributions on all series of the Preferred Stock and the Preference Stock at the time outstanding having preferential dividend or other distribution rights shall have been paid or declared and set apart for payment or otherwise made, then such dividends (payable in cash or otherwise) or other distributions, as may be determined by the board of directors may be declared and paid or otherwise made on the Restructuring Stock, but only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or under any corresponding superseding provision of law.

         Section 463. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, after paying or providing for the payment to the holders of shares of all series of the Preferred Stock and Preference Stock of the full distributive amounts to which they are respectively entitled, as provided in this article, the holders of Restructuring Stock shall be entitled to receive, as a liquidating distribution and in lieu of any other share in the net assets of the Corporation, all equity securities owned by the Corporation other than any "voting security" of any "public utility company" or "holding company," as those terms are then defined in the Public Utility Holding Company Act of 1935 or any successor statute.

         Section 464. Exchange Rights. Upon written notice to the Corporation, accompanied by a certificate or certificates representing all of the then outstanding shares of Restructuring Stock, the holders of the Restructuring Stock shall be entitled to exchange such shares for all equity securities then owned by the Corporation other than any "voting security" of any "public utility company" or "holding company," as those terms are then defined in the Public Utility Holding Company Act of 1935 or any successor statute.

         Section 465. Restrictions on Issuance or Transfer.Shares of Restructuring Stock may be issued or transferred only to a corporation substantially all of the common or residual securities of which are owned, directly or indirectly, by the Corporation.

                                     PART 4
                                  COMMON STOCK

         Section 471. Voting Rights. At all meetings of the shareholders of the Corporation, the holders of Common Stock shall be entitled to one vote for each share of Common Stock held by them, respectively, except as otherwise expressly provided in this article.

         Section 472. Dividend and Other Distribution Rights. Whenever full dividends or other distributions on all series of the Senior Stock at the time outstanding having preferential dividend or other distribution rights shall have been paid or declared and set apart for payment or otherwise made, then such dividends (payable in cash or otherwise) or other distributions, as may be determined by the board of directors may be declared and paid or otherwise made on the Common Stock, but only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or under any corresponding superseding provision of law.

         Section 473. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, the assets and funds of the Corporation available for distribution to shareholders, after paying or providing for the payment to the holders of shares of all series of the Senior Stock of the full distributive amounts to which they are respectively entitled, as provided in this article, shall be divided among and paid to the holders of Common Stock according to their respective shares.

                                     PART 5
                                     GENERAL

         Section 481. Preemptive Rights. Except as otherwise provided in the express terms of any class or series of shares, or in any contract, warrant or other instrument issued by the Corporation, no holder of shares of the Corpora-tion shall be entitled, as such, as a matter of right to subscribe for or pur-chase any part of any issue of shares or other securities of the Corporation, of any class, series or kind whatsoever, and whether issued for cash, property, services, by way of dividends, or otherwise.

         Section 482. Amendments to Terms of Senior Stock. If and to the extent provided by the express terms of any series of the Senior Stock, the board of directors may, without the consent of the holders of the outstanding shares of such series or of the holders of any other shares of the Corporation (unless otherwise provided in the express terms of any such other shares), interpret the provisions of such series to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not adversely affect the rights of the existing holders of such series.

                                   ARTICLE V.
                                   MANAGEMENT

         The following provisions shall govern the management of the business and affairs of the Corporation and the rights, powers or duties of its security holders, directors or officers:

         Section 501. Transactions with Interested Shareholders. The provisions of 15 Pa.C.S. Section 2538 shall not be applicable to the Corporation.

         Section 502. Number of Directors. The number of directors of the Corporation constituting the whole board and the number of directors constituting each class of directors as provided by Section 501 shall be fixed solely by resolution of the board of directors, except as otherwise provided in the express terms of any class or series of Senior Stock with respect to the election of directors upon the occurrence of a default in the payment of dividends or in the performance of another express requirement of the terms of such Senior Stock.

         Section 503. Straight Voting for Directors. The shareholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

         Section 504. Adoption of Bylaws. Except as otherwise provided in the express terms of any series of the Senior Stock:

                  (i) The shareholders shall have the power to adopt, amend or repeal, the bylaws of the Corporation only subject to the procedures and restrictions applicable to amendments of these articles of incorporation, including any provision of law requiring as a condition to adoption by the Corporation that the corporate action be approved also by the board of directors of the Corporation, and treating a direction by the board that the matter should be submitted to the shareholders, or the sufferance by the board that the matter be so submitted, as insufficient to satisfy the requirement of independent approval by the board of directors.

                  (ii) The board of directors of the Corporation shall have the full authority conferred by law upon the shareholders of the Corporation to adopt, amend or repeal the bylaws of the Corporation, including in circumstances otherwise reserved by statute exclusively to the shareholders. Any bylaw adopted by the board of directors under this paragraph shall be consistent with these articles of incorporation.

         Section 505. Authorization of Certain Mergers. Except as otherwise provided in the express terms of any series of the Senior Stock and in addition to any power otherwise vested by law in the board of directors of the Corporation to effect (without the approval of the shareholders or any class or series thereof) a merger of the Corporation with and into another corporation or other association, the board of directors of the Corporation may authorize and approve on behalf of the Corporation and its shareholders (without the approval of the shareholders of the Corporation or any class or series thereof), a merger of the Corporation with and into another corporation which shall be the surviving corporation, if:

                  (i) The only parties to the merger are the Corporation and the surviving corporation.

                  (ii) The surviving corporation was, immediately prior to the effective date of the merger, a Pennsylvania corporation controlled directly or indirectly by the Corporation and a "public utility company" within the meaning of the Public Utility Holding Company Act of 1935 or any successor statute.

                  (iii) The plan of merger provides that each share of the Corporation outstanding immediately prior to the effective date of the merger is to be converted into, except as otherwise agreed by the holder thereof, an identical share of the surviving corporation after the effective date of the merger, and the holders of all such shares to be outstanding immediately after the effective date of the merger derived from shares of the Corporation will then be entitled to cast at least a majority of the votes entitled to be cast generally for the election of directors of the surviving corporation.

                  (iv) The additional shares, if any, of the surviving corporation to be outstanding immediately after the effective date of the merger are shares which the board of directors of the Corporation would have been authorized to issue (without the approval of the shareholders of the Corporation or any class or series thereof) immediately prior to the effective date of the merger.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         Section 601. Headings. The headings of the various sections of these articles of incorporation are for convenience of reference only and shall not affect the interpretation of any of the provisions of these articles.

         Section 602. Reserved Power of Amendment. These articles of incorporation may be amended in the manner and at the time prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

                        CONSENT TO APPROPRIATION OF NAME
                               DSCB:17.2 (REV 90)

         Pursuant to 19 Pa. Code Section 17.2 (relating to appropriation of the name of a senior corporation) the undersigned association, desiring to consent to the appropriation of its name by another association, hereby certifies that:

1. The NAME of the association executing this Consent of Appropriation of Name is: UGI Corporation (to be renamed "UGI Utilities, Inc.")

2. The (a) ADDRESS of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Box 858 Irwin Building,  Route 363, Valley Forge,   PA    19482  Montgomery
    ---------------------------------------------------------------------------
       Number and Street              City             State   Zip     County

(b) c/o:________________________________________________________________________
          Name of Commercial Registered Office ProvideR

          FOR AN ASSOCIATION REPRESENTED BY A COMMERCIAL REGISTERED OFFICE PROVIDER, THE COUNTY IN (B) SHALL BE DEEMED THE COUNTY IN WHICH THE ASSOCIATION IS LOCATED FOR VENUE AND OFFICIAL PUBLICATION PURPOSES.

3.   The DATE of its incorporation or other organization is: August 4, 1925

4. The STATUTE under which it was incorporated or otherwise organized is: "An act authorizing the merger and consolidation of certain corporations" approved May 3, 1909, P.L. 408, and amendments and supplements thereto

5.   The association is (CHECK ONE):

     [X]  About to change its name.

     [ ]  About to cease to do business.

     [ ]  Being wound up.

     [ ]  About to withdraw from doing business in this Commonwealth.

6. The ASSOCIATION(S) entitled to the benefit of this Consent to Appropriation of Name is (are): New UGI Corporation (to be renamed "UGI Corporation")

         IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 9th day of April, 1992.

                                               BY: [ Signature Illegible  ]
                                                   ------------------------
                                                         (Signature)

                                               TITLE: Senior Vice President

Microfilm Number                               Filed with the Department of
                                               State on APR 09 1992
Entity Number 2069197                          [    Signature Illegible    ]
                                               -----------------------------
                                               SECRETARY OF THE COMMONWEALTH

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)

         In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The NAME of the corporation is: New UGI Corporation (to be renamed "UGI Corporation")

2. The (a) ADDRESS of this corporation's current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) 460 North Gulph Road    King of Prussia     PA      19406    Montgomery
         -----------------------------------------------------------------------
           Number and Street         City           State     Zip       County

     (b)________________________________________________________________________
        Name of Commercial Registered Office Provider                     County

     For a corporation represented by a commercial registered office provider and the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The STATUTE by or under which it was incorporated is: The Business Corporation Law of 1988 (15 Pa. C.S. Section 1101 et seq.)

4.   The DATE of its incorporation is: December 20, 1991

5.   (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

     [ ] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     [X] The amendment shall be effective on: April 10 at 12 :00 noon Date Hour

6.   (CHECK ONE OF THE FOLLOWING):

     [X] The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. Section 1914(a) and (b).

     [ ] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

7.   (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

[ ] The amendment adopted by the corporation, set forth in full, is as follows:

[X] The amendment adopted by the corporation as set forth in full in Exhibit A is attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90) - 2

8.   (CHECK IF THE AMENDMENT RESTATES THE ARTICLES):

[X] The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 9th day of April, 1992

                                                      New UGI Corporation
                                                     (Name of Corporation)

                                               BY:    [Signature Illegible]
                                                  ------------------------------
                                                          (Signature)

                                               TITLE: President

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                 UGI CORPORATION

                                   ARTICLE I.
                                      NAME

                         The name of the Corporation is:

                                 UGI CORPORATION

                                   ARTICLE II.
                                     ADDRESS

         The address of the registered office of the Corporation in this Commonwealth is:

                              460 North Gulph Road
             King of Prussia, Montgomery County, Pennsylvania 19406

                                  ARTICLE III.
                                     PURPOSE

         The purpose or purposes for which the corporation is incorporated under the Business Corporation Law of 1988 are to engage in, and do any lawful act concerning, any or all lawful business for which corporations may be incorporated under said Business Corporation Law, including, but not limited to manufacturing, processing, owning, using and dealing in personal property of every class and description, engaging in research and development, the furnishing of services, and acquiring, owning, using and disposing of real property of every nature whatsoever.

                                   ARTICLE IV.
                                  CAPITAL STOCK

         The aggregate number of shares which the Corporation shall have the authority to issue is 110,001,000 shares, divided into 100,000,000 shares of Common Stock, without par value (hereinafter called the "Common Stock"), 1,000 shares of Restructuring Stock, without par value (hereinafter called the "Restructuring Stock"), 5,000,000 shares of Series Preference Stock, without par value (hereinafter called the "Preference Stock"), and 5,000,000 shares of Series Preferred

Stock, without par value (hereinafter called the "Preferred Stock") (the Restructuring Stock, the Preference Stock and the Preferred Stock are hereinafter collectively called the "Senior Stock"). The board of directors shall have the full authority permitted by law to determine the voting rights, if any, and designations, preferences, limitations, and special rights of any class or any series of any class of the Preference Stock or of the Preferred Stock that may be desired.

                                     PART 1
                                 PREFERRED STOCK
                                   (Reserved)

                                     PART 2
                                PREFERENCE STOCK

                                   Division A
                      General Terms of the Preference Stock

         The following provisions in this Division A (hereinafter referred to as the "General Terms of the Preference Stock") shall apply to the First Series Preference Stock and, if and to the extent expressly incorporated by reference in a resolution or resolutions of the Board of Directors or any committee thereof establishing and designating any other series of the Preference Stock, to any other Preference Stock hereafter issued by the Corporation. The Preference Stock shall be considered "Junior Stock" as that term may be defined in the terms of any series of the Preferred Stock. (The resolution or resolutions of the Board of Directors or any committee thereof establishing and designating any series of the Preference Stock is hereinafter referred to as the "Board Resolution," except that in the case of the First Series Preference Stock the term Board Resolution shall mean the special terms of the First Series Preference Stock set forth in Division B of these articles of incorporation.)

         Section 201. General. Except as otherwise provided in a Board Resolution, all Preference Stock of all series shall be identical to each other. In case with respect to the Preference Stock of all series which rank equally as to payment of dividends and distributions upon liquidation, the stated dividends or the amounts payable upon liquidation established by a Board Resolution, or both, are not paid in full, all Preference

Stock of such series shall participate ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable thereon if all dividends thereon were declared and paid in full, and, in any distribution of assets other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable thereon to holders of such series of Preference Stock were discharged in full.

         Section 202. Dividends.

         (a) The holders of the Preference Stock of each series shall be entitled, subject to any preference of the Preferred Stock with respect to dividends, to receive and the Corporation shall be obliged to pay, but only when and as declared by its Board of Directors and only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or any corresponding superseding provision of law, cash dividends at such rate or rates per share per annum for each particular series as shall have been fixed by the Board of Directors in the Board Resolution for such series, and no more, payable quarterly on the first day of each January, April, July and October. Such dividends on the Preference Stock shall be cumulative from the dates as follows: (a) in the case of shares issued prior to the record date for the initial dividend on shares of the series of which such shares shall constitute a part, then from the date fixed for such purpose by the Board of Directors in the Board Resolution; (b) if issued during the period commencing immediately after the record date for a dividend on shares of such series and terminating at the close of the payment date for such dividend, then from such dividend payment date; and (c) otherwise from the dividend payment date next preceding the date of issue of such shares, except that in the event dividends on all outstanding Preference Stock for all past quarterly dividend periods shall not have been paid and full dividends thereon for the then current dividend period not declared and a sum sufficient for the payment thereof set apart, then such dividends shall be cumulative from the most recent date when all such dividends have been so paid, declared and set aside.

         (b) Subject to the provisions hereinafter contained in Section 206, funds legally available for distribution to shareholders under 15 Pa.C.S.
Section 1551 or under any corresponding superseding provision of law after dividends on all outstanding Preference Stock for all past quarterly periods shall have been paid and full dividends thereon for the then current dividend period declared and a sum sufficient for the payment thereof set apart may be paid to the holders of the Common Stock and other shares ranking junior to the Preference Stock with respect to the payment of dividends.

             Section 203. Redemption.

         (a) The Corporation, at the option of its Board of Directors, may redeem all or any of the outstanding Preference Stock or all or any shares of any series thereof at any time or from time to time, upon payment in cash in respect of the shares so redeemed at the price fixed by the Board of Directors in the Board Resolution in respect of the series of which such shares shall constitute a part, plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not such dividends shall have been earned or declared (such price, together with an amount equal to all such accumulated and unpaid dividends, being hereinafter called the "redemption price"). Any such redemption shall be in such amount, at such place, and in such manner, as the Board of Directors may determine. In the case of a redemption of less than all the outstanding Preference Stock of any series, the particular shares to be so redeemed shall be by lot or by such other equitable method as the Board of Directors shall determine.

         (b) Not less than 15 days nor more than 90 days prior to the date fixed for such redemption, notice of redemption shall be published once in a newspaper of general circulation published in the Borough of Manhattan, New York, New York, and written notice thereof shall be mailed by the Corporation to the several holders of record of the Preference Stock to be so redeemed, at their respective addresses as the same appear upon the books of the Corporation.

         (c) From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the corporation in providing moneys at the time and place specified for the payment of the redemption price pursuant to said notice), all dividends on the Preference Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as shareholders in the Corporation, except the right to receive the redemption price, without interest, shall cease and terminate, and such Preference Stock shall not be deemed outstanding for any purpose.

         (d) The Corporation may, however, give or irrevocably authorize the "Depositary" (as hereinafter defined) forthwith to give written notice (in the same manner as the notice of redemption is required to be given as provided in subsection (b)) to the holders of all the Preference Stock selected for redemption that the redemption price has been or will on a date specified be deposited with a designated bank or trust company, having an office in New York, New York or Philadelphia, Pennsylvania and having capital and surplus of not less than $10,000,000 (the "Depositary"), in trust for the account of the holders of such Preference Stock and that such holders may receive in cash the redemption price of such Preference Stock from the Depositary on or after the date of such deposit upon the surrender of their share certificates without awaiting the date fixed for redemption. In such event, if the redemption price shall have been so deposited by the Corporation with the Depositary, all rights of the holders of the shares called for redemption, as shareholders of the Corporation, except the right to receive the redemption price, without interest, from the Depositary, shall cease and terminate upon the date of such deposit or the date of the giving of such notice or authority, whichever be later, and such Preference Stock shall thereafter not be deemed to be outstanding for any purpose; provided, however, that conversion rights, if any, of shares called for redemption shall terminate at the close of business on the business day next preceding the date fixed for redemption. Any moneys so deposited which shall remain unclaimed by the holders of such Preference Stock at the end of five years after the date so fixed for redemption shall be paid by the Depositary to the Corporation, after which the holders of such Preference Stock shall look only to the Corporation for payment of the redemption price thereof.

         (e) Unless otherwise provided by resolution of the Board of Directors, all Preference Stock so redeemed by the Corporation shall be canceled and restored to the status of authorized but unissued Preference Stock without series designation.

         Section 204. Liquidation.

         (a) On any voluntary or involuntary liquidation (which shall include dissolution and winding up) of the Corporation, before any payment or distribution shall be made to the holders of any Common Stock or shares of any other class which, with respect to distributions upon liquidation, shall rank junior to the Preference Stock, the holders of the Preference Stock, subject to any preference of the Preferred Stock, shall be entitled to be paid the amount or amounts fixed therefor by the

Board of Directors in the Board Resolution in respect of each outstanding series of Preference Stock, which stated amounts may vary as between voluntary and involuntary liquidation distributions, plus in each case an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared.

         (b) After such payment shall have been made in full to the holders of Preference Stock, they shall be entitled to no further payment or distribution.

         (c) Neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation into the Corporation, nor a division or a reorganization of the Corporation, nor a share exchange to which the Corporation is a party, nor the purchase or redemption of all or part of the outstanding shares of any class or classes of the Corporation, nor a sale, lease, conveyance or other disposition of all or any part of its assets shall be considered a liquidation of the Corporation within the meaning of this Section 204.

                  Section 205. Voting Rights.

         (a) Except as herein expressly provided to the contrary or in the Board Resolution or as otherwise required by law, the holders of the Preference Stock shall have no right to vote at, or to participate in, any meeting of shareholders of the Corporation, or to receive any notice of such meeting.

         (b) In the event that dividends upon any of the Preference Stock shall be in arrears to an amount equal to six full quarterly dividends thereon, the holders of the Preference Stock as to which dividends are so in arrears, subject to the terms of the Preferred Stock, shall become entitled to the extent hereinafter provided to vote noncumulatively at all elections of directors of the Corporation, and to receive notice of all shareholders meetings to be held for such purpose. At such meetings the holders of such Preference Stock, voting separately as a class, shall be entitled to elect two members of the Board of Directors of the Corporation; and all other directors of the Corporation shall be elected by the other shareholders of the Corporation entitled to vote in the election of directors. Such voting rights of the holders of such Preference Stock shall continue until all accumulated and unpaid dividends thereon shall have been paid, whereupon all such voting rights of the holders of such Preference Stock shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described as giving rise thereto.

         (c) At any time after the accrual of voting rights to the holders of such Preference Stock in accordance with subsection (b), a special meeting of the holders of such Preference Stock, for the purpose of the initial exercise of such voting rights, shall be held, upon 30 days' notice, upon call by the Secretary of the Corporation at the written request of the holders of not less than 10% of such Preference Stock at the time outstanding, or, if the Secretary shall fail or neglect to call such meeting within 30 days after receipt of such request, then upon call by the holders of not less than 10% of such Preference Stock at the time outstanding. The terms of office, as directors, of all persons who may be directors of the Corporation, except those directors, if any, elected by the holders of the Preferred Stock as a class, shall terminate upon the election of directors by the holders of the Preference Stock. The holders of the Common Stock, subject to the terms of the Preferred Stock, shall have the right to elect the remaining directors of the Corporation.

         (d) So long as the holders of such Preference Stock are entitled hereunder to voting rights, any vacancy in the Board of Directors caused by the death or resignation of any director elected by the holders of such Preference Stock, shall, until the next meeting of shareholders for the election of directors, in each case be filled by the remaining director elected by the holders of such Preference Stock. In the event of simultaneous vacancies among directors elected by the holders of Preference Stock, an election, pursuant to the provisions of this section.

         (e) Upon termination of the voting rights of the holders of such Preference Stock, the terms of office of all persons who shall have been elected directors of the Corporation by vote of the holders of such Preference Stock or by a director elected by such holders shall forthwith terminate, and any vacancies resulting from such termination shall be filled by the vote of a majority of the remaining directors.

         Section 206. Restriction on Dividends and Purchase of Stock.

         (a) So long as any Preference Stock of any series shall remain outstanding, no dividend (other than dividends payable in Common Stock or other shares of the Corporation of a class ranking junior to the Preference Stock of such series with respect to dividends and distributions upon liquidation) shall be paid on Common Stock or shares of any other class which, with respect to payment of dividends or distributions upon liquidation, shall rank junior to the Preference Stock of such series ("junior shares"), nor shall any junior shares be purchased, retired, or otherwise acquired by the Corporation, other than by exchange therefor of junior shares or out of the proceeds of a substantially concurrent sale of junior shares unless:

                  (i) all dividends on all outstanding Preference Stock of such series for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart; and

                  (ii) the Corporation shall not be in arrears in respect of any sinking fund obligation or obligation of a similar nature with respect to Preference Stock of such series or any other series ranking equally therewith with respect to payment of dividends or distributions upon liquidation.

         (b) So long as any Preference Stock of any series shall remain outstanding, unless:

                  (i) all dividends on all outstanding Preference Stock of such series for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart; and

                  (ii) the Corporation shall not be in arrears in respect of any sinking fund obligation or obligation of a similar nature in respect of Preference Stock of such series or any other series ranking equally therewith with respect to payment of dividends and distribution upon liquidation;

none of the Preference Stock of such series, nor any parity shares, as hereinafter defined, shall be purchased, retired or otherwise acquired by the Corporation (except by redemption of all shares of such series and all parity shares then outstanding, or except in accordance with a purchase or exchange offer made to holders of all shares of such series and all parity shares outstanding which, considering the annual dividend rates and other relative rights and preferences of such shares, in the opinion of the Board of Directors (whose determination shall be conclusive) will result in fair and equitable treatment among all such shares). "Parity shares" as used herein means shares (including shares of Preference Stock of other series) ranking equally with the Preference Stock of such series with respect to payment of dividends and distributions upon liquidation.

         Section 207. Corporate Action Requiring Consent of Preference Stock.

         (a) Without the consent of the holders of at least a majority of the Preference Stock at the time outstanding, given in person or by proxy, either in writing according to law or at a meeting of shareholders called for the purpose, the Corporation shall not;

                  (i) authorize any new class of shares, or an increase in the authorized amount of any class of shares, which shall rank equally with the Preference Stock with respect to payment of dividends or distributions upon liquidation, except that if shares of such class would rank equally to one or more but not all of the several series of the Preference Stock at the time outstanding, the consent of the holders of a majority of the shares of all series with respect to which shares of such class would rank equally shall be required in lieu of the consent of holders of all Preference Stock;

                  (ii) increase the authorized Preference Stock to an amount in excess of 5,000,000; or

                  (iii) merge into or consolidate with any other corporation or corporations, become a party to a share exchange or division, or sell, lease or otherwise dispose of all or substantially all of its assets, unless such merger, consolidation, share exchange, division, sale, lease or other disposition shall have been ordered, permitted or approved by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 as now in effect or as hereafter amended or by any successor commission.

         (b) Without the consent of the holders of at least two- thirds of the Preference Stock outstanding, given in person or by proxy, either in writing according to law or at a meeting of shareholders called for the purpose, the Corporation shall not:

                  (i) authorize any new class of shares, or an increase in the authorized amount of any class of shares, which will rank prior to the Preference Stock with respect to payment of dividends or distributions upon liquidation; or

                  (ii) adopt or effect any amendment to its articles of incorporation that would adversely affect the rights or preferences of the Preference Stock (except as may be expressly permitted under subsection (a) of this Section 207 with the consent of the holders of a majority of the Preference Stock), except that if any such amendment shall adversely affect the rights or preferences of one or more, but not all, of the several series of Preference Stock at the time outstanding, the consent of the holders of at least two-thirds of the shares of all series adversely affected, similarly given, shall be required in lieu of the consent of the holders of two-thirds of the Preference Stock.

         (c) The provisions of this section shall not prevent the Board of Directors from establishing and designating, without a vote of the holders of the Preference Stock, one or more series of the Preference Stock which shall rank prior to shares of other series of the Preference Stock with respect to payment of dividends or distributions upon liquidations.

                                   Division B
                 Special Terms of First Series Preference Stock.

         The first series of the Preference Stock shall consist of 1,000,000 shares and shall be designated as First Series Preference Stock.

         Section 221. Dividends and Distributions.

         (a) The quarterly dividend rate of the shares of First Series Preference Stock shall be the greater of (x) $50.00 or (y) subject to the provision for adjustment hereinafter set forth 200 times the aggregate per share amount of all cash dividends, and 200 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding quarterly dividend payment date (the "Quarterly Dividend Payment Date"), or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of First Series Preference Stock. In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock;

then in each such case the amounts to which holders of shares of First Series Preference Stock were entitled immediately prior to such event under clause (x) and clause (y) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (b) The Corporation shall declare a dividend or distribution on the First Series Preference Stock as provided in subsection (a) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), except that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $50 per share on the First Series Preference Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         Section 222. Voting Rights. The holders of shares of First Series Preference Stock shall have the following voting rights:

         (a) Subject to the provision for adjustment hereinafter set forth, each share of First Series Preference Stock shall entitle the holder thereof to 200 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock;

then in each such case the number of votes per share to which holders of shares of First Series Preference Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (b) Except as otherwise provided in this section or by law, the holders of shares of First Series Preference Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

             Section 223. Liquidation.

         (a) Upon any voluntary liquidation, dissolution or winding up of the Corporation and subject to the distributions to be made with respect to Preferred or Preference Stock senior to the First Series Preference Stock, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the First Series Preference Stock unless, prior thereto, the holders of shares of First Series Preference Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "First Series Liquidation Preference"). Following the payment of the full amount of the First Series Liquidation Preference, no additional distributions shall be made to the holders of shares of First Series Preference Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (x) the First Series Liquidation Preference by (y) 200 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause
(y), the "Adjustment Number"). Following the payment of the full amount of the First Series Liquidation Preference and the Common Adjustment in respect of all outstanding shares of First Series Preference Stock and Common Stock, respectively, holders of First Series Preference Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such First Series Preference Stock and Common Stock, on a per share basis, respectively.

         (b) In the event, however, that there are not sufficient assets available to permit payment in full of the First Series Liquidation Preference and the liquidation preferences of all other series of Preferred or Preference Stock, if any, which rank on a parity with the First Series Preference Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

         (c) In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in reclassification of the outstanding Common Stock;

then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 224. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination, share exchange, division or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of First Series Preference Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 200 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time:

                  (i) declare any dividend on Common Stock payable in shares of Common Stock;

                  (ii) subdivide the outstanding Common Stock;

                  (iii) combine the outstanding Common Stock into a smaller number of shares; or

                  (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock;

then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of First Series Preference Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 225. No Redemption. The shares of First Series Preference Stock shall not be redeemable.

         Section 226. Ranking. The First Series Preference Stock shall rank junior to all other series of the Senior Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

         Section 227. Fractional Shares. First Series Preference Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of First Series Preference Stock.

                                     PART 3
                               RESTRUCTURING STOCK

         Section 461. Voting Rights. At all meetings of the shareholders of the Corporation, the holders of Restructuring Stock shall be entitled to one vote for each share of Restructuring Stock held by them, respectively, except as otherwise expressly provided in this article. Except as otherwise provided in this article or by law, holders of Restructuring Stock and Common Stock, and any other series of the Senior Stock having voting rights as a single class with the Common Stock, shall vote together as a single class.

         Section 462. Dividend and Other Distribution Rights. Whenever full dividends or other distributions on all series of the Preferred Stock and the Preference Stock at the time outstanding having preferential dividend or other distribution rights shall have been paid or declared and set apart for payment or otherwise made, then such dividends (payable in cash or otherwise) or other distributions, as may be determined by the board of directors may be declared and paid or otherwise made on the Restructuring Stock, but only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or under any corresponding superseding provision of law.

         Section 463. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, after paying or providing for the payment to the holders of shares of all series of the Preferred Stock and Preference Stock of the full distributive amounts to which they are respectively entitled, as provided in this article, the holders of Restructuring Stock shall be entitled to receive, as a liquidating distribution and in lieu of any other share in the net assets of the Corporation, all equity securities owned by the Corporation other than any "voting security" of any "public utility company" or "holding company," as those terms are then defined in the Public Utility Holding Company Act of 1935 or any successor statute.

         Section 464. Exchange Rights. Upon written notice to the Corporation, accompanied by a certificate or certificates representing all of the then outstanding shares of Restructuring Stock, the holders of the Restructuring Stock shall be entitled to exchange such shares for all equity securities then owned by the Corporation other than any "voting security" of any "public utility company" or "holding company," as those terms are then defined in the Public Utility Holding Company Act of 1935 or any successor statute.

         Section 465. Restrictions on Issuance or Transfer. Shares of Restructuring Stock may be issued or transferred only to a corporation substantially all of the common or residual securities of which are owned, directly or indirectly, by the Corporation.

                                     PART 4
                                  COMMON STOCK

         Section 471. Voting Rights. At all meetings of the shareholders of the Corporation, the holders of Common Stock shall be entitled to one vote for each share of Common Stock held by them, respectively, except as otherwise expressly provided in this article.

         Section 472. Dividend and Other Distribution Rights. Whenever full dividends or other distributions on all series of the Senior Stock at the time outstanding having preferential dividend or other distribution rights shall have been paid or declared and set apart for payment or otherwise made, then such dividends (payable in cash or otherwise) or other distributions, as may be determined by the board of directors may be declared and paid or otherwise made on the Common Stock, but only out of funds legally available for the payment of such distributions under 15 Pa.C.S. Section 1551 (relating to distributions to shareholders) or under any corresponding superseding provision of law.

         Section 473. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, the assets and funds of the Corporation available for distribution to shareholders, after paying or providing for the payment to the holders of shares of all series of the Senior Stock of the full distributive amounts to which they are respectively entitled, as provided in this article, shall be divided among and paid to the holders of Common Stock according to their respective shares.

                                     PART 5
                                     GENERAL

         Section 481. Preemptive Rights. Except as otherwise provided in the express terms of any class or series of shares, or in any contract, warrant or other instrument issued by the Corporation, no holder of shares of the Corporation shall be entitled, as such, as a matter of right to subscribe for or purchase any part of any issue of shares or other securities of the Corporation, of any class, series or kind whatsoever, and whether issued for cash, property, services, by way of dividends, or otherwise.

         Section 482. Amendments to Terms of Senior Stock. If and to the extent provided by the express terms of any series of the Senior Stock, the board of directors may, without the consent of the holders of the outstanding shares of such series or of the holders of any other shares of the Corporation (unless otherwise provided in the express terms of any such other shares), interpret the provisions of such series to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not adversely affect the rights of the existing holders of such series.

                                   ARTICLE V.
                                   MANAGEMENT

         The following provisions shall govern the management of the business and affairs of the Corporation and the rights, powers or duties of its security holders, directors or officers:

         Section 501. Transactions with Interested Shareholders. The provisions of 15 Pa.C.S. Section 2538 shall not be applicable to the Corporation.

         Section 502. Number of Directors. The number of directors of the Corporation constituting the whole board and the number of directors constituting each class of directors as provided by Section 501 shall be fixed solely by resolution of the board of directors, except as otherwise provided in the express terms of any class or series of Senior Stock with respect to the election of directors upon the occurrence of a default in the payment of dividends or in the performance of another express requirement of the terms of such Senior Stock.

         Section 503. Straight Voting for Directors. The shareholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

         Section 504. Adoption of Bylaws. Except as otherwise provided in the express terms of any series of the Senior Stock:

                  (i) The shareholders shall have the power to adopt, amend or repeal the bylaws of the Corporation only subject to the procedures and restrictions applicable to amendments of these articles of incorporation, including any provision of law requiring as a condition to adoption by the Corporation that the corporate action be approved also by the board of directors of the Corporation, and treating a direction by the board that the matter should be submitted to the shareholders, or the sufferance by the board that the matter be so submitted, as insufficient to satisfy the requirement of independent approval by the board of directors.

                  (ii) The board of directors of the Corporation shall have the full authority conferred by law upon the shareholders of the Corporation to adopt, amend or repeal the bylaws of the Corporation, including in circumstances otherwise reserved by statute exclusively to the shareholders. Any bylaw adopted by the board of directors under this paragraph shall be consistent with these articles of incorporation.

         Section 505. Authorization of Certain Mergers. Except as otherwise provided in the express terms of any series of the Senior Stock and in addition to any power otherwise vested by law in the board of directors of the Corporation to effect (without the approval of the shareholders or any class or series thereof) a merger of the Corporation with and into another corporation or other association, the board of directors of the Corporation may authorize and approve on behalf of the Corporation and its shareholders (without the approval of the shareholders of the Corporation or any class or series thereof), a merger of the Corporation with and into another corporation which shall be the surviving corporation, if:

                  (i) The only parties to the merger are the Corporation and the surviving corporation.

                  (ii) The surviving corporation was, immediately prior to the effective date of the merger, a Pennsylvania corporation controlled directly or indirectly by the Corporation and a "public utility company" within the meaning of the Public Utility Holding Company Act of 1935 or any successor statute.

                  (iii) The plan of merger provides that each share of the Corporation outstanding immediately prior to the effective date of the merger is to be converted into, except as otherwise agreed by the holder thereof, an identical share of the surviving corporation after the effective date of the merger, and the holders of all such shares to be outstanding immediately after the effective date of the merger derived from shares of the Corporation will then be entitled to cast at least a majority of the votes entitled to be cast generally for the election of directors of the surviving corporation.

                  (iv) The additional shares, if any, of the surviving corporation to be outstanding immediately after the effective date of the merger are shares which the board of directors of the Corporation would have been authorized to issue (without the approval of the shareholders of the Corporation or any class or series thereof) immediately prior to the effective date of the merger.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         Section 601. Headings. The headings of the various sections of these articles of incorporation are for convenience of reference only and shall not affect the interpretation of any of the provisions of these articles.

         Section 602. Reserved Power of Amendment. These articles of incorporation may be amended in the manner and at the time prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

                                               Filed in the Department of
                                               State on FEB 26 2003
2069197                                        [      Signature Illegible     ]
                                               --------------------------------
                                               SECRETARY OF THE COMMONWEALTH

                              ARTICLES OF AMENDMENT
                                     TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                 UGI CORPORATION

                  UGI Corporation (the "Corporation"), a corporation organized and subsisting under and by virtue of the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"), in compliance with Section 1915 of the BCL, does hereby certify:

         1.       The name of the Corporation is UGI Corporation.

         2. The address of the registered office of the Corporation in the Commonwealth of Pennsylvania is 460 North Gulph Road, King of Prussia, Montgomery County, Pennsylvania 19406.

         3.       The Corporation was incorporated pursuant to the BCL.

         4.       The corporation was incorporated on December 20, 1991.

         5. This Amendment to the Amended and Restated Articles of Incorporation shall be effective upon their filing with the Department of State of the Commonwealth of Pennsylvania.

         6. At a meeting of the Board of Directors of the Corporation (the "Board") on February 25, 2003, in accordance with the authority contained in
Section 1914(c)(2)(iv) of the BCL, the Board duly adopted a resolution proposing and declaring advisable the following amendment to the Corporation's Amended and Restated Articles of Incorporation:

                  NOW THEREFORE, BE IT RESOLVED, that the following paragraph shall be inserted at the end of Article IV of the Corporation's Amended and Restated Articles of Incorporation:

         "Any or all classes and series of shares, or any part thereof, may be represented by uncertificated shares to the extent determined by the Board of Directors, except that any shares represented by a certificate that are issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation."

                  IN WITNESS WHEREOF, these Articles of Amendment to the Amended and Restated Articles of Incorporation have been duly executed by the undersigned this 25th day of February, 2003.

                                               UGI CORPORATION

                                               By: /s/ Margaret M. Calabrese
                                                   ----------------------------
                                               Name:  Margaret M. Calabrese
                                               Title: Assistant Secretary

                                               Filed in the Department of
                                               State on FEB 26 2003
2069197                                        [      Signature Illegible     ]
                                               --------------------------------
                                               SECRETARY OF THE COMMONWEALTH

                              ARTICLES OF AMENDMENT
                                     TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                 UGI CORPORATION

         UGI Corporation (the "Corporation"), a corporation organized and subsisting under and by virtue of the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"), in compliance with Section 1915 of the BCL, does hereby certify:

         1.       The name of the Corporation is UGI Corporation.

         2. The address of the registered office of the Corporation in the Commonwealth of Pennsylvania is 460 North Gulph Road, King of Prussia, Montgomery County, Pennsylvania 19406.

         3.       The Corporation was incorporated pursuant to the BCL.

         4.       The corporation was incorporated on December 20, 1991.

         5. This Amendment to the Amended and Restated Articles of Incorporation shall be effective upon their filing with the Department of State of the Commonwealth of Pennsylvania.

         6. At a meeting of the Board of Directors of the Corporation (the "Board") on February 25, 2003, in accordance with the authority contained in
Section 1914(c) of the BCL, the Board duly adopted a resolution proposing and declaring advisable the following amendment to the Corporation's Amended and Restated Articles of Incorporation:

         NOW THEREFORE, BE IT RESOLVED, that, in accordance with the authority contained in Section 1914(c)(3), the first sentence of Article IV of the Corporation's Amended and Restated Articles of Incorporation (the "Charter") be amended to read in its entirety as follows:

         "The aggregate number of shares which the Corporation shall have the authority to issue is 160,001,000 shares, divided into 150,000,000 shares of Common Stock, without par value (hereinafter called the "Common Stock"), 1,000 shares of Restructuring Stock, without par value (hereinafter called the "Restructuring Stock"), 5,000,000 shares of Series Preference Stock, without par value (hereinafter called the "Preference Stock"), and 5,000,000 shares of Series Preferred Stock, without par value (hereinafter called the "Preferred Stock") (the

         Restructuring Stock, the Preference Stock and the Preferred Stock are hereinafter collectively called the "Senior Stock")."

         IN WITNESS WHEREOF, these Articles of Amendment to the Amended and Restated Articles of Incorporation have been duly executed by the undersigned this 25th day of February, 2003.

                                               UGI CORPORATION

                                               By: /s/ Margaret M. Calabrese
                                                   ----------------------------
                                               Name:  Margaret M. Calabrese
                                               Title: Assistant Secretary

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
--------------------------------------------------------------------------------
                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)

Entity Number

2069197                         X    Business Corporation (Section 1915)
                              -----
                                     Nonprofit Corporation (Section 5915)
                              -----

Name                                            Document will be returned to the
                                                name and address you enter to
Linda G. Brennan, Senior Paralegal              the left.
----------------------------------------
Address

c/o UGI Corporation
460 N. Gulph Road
----------------------------------------
City                 State      Zip Code

King of Prussia,      PA         19406
----------------------------------------




Fee: $70            Filed in the Department of State on    JUN 06 2005
--------                                               --------------------

                                       /s/ [illegible]
                    -------------------------------------------------------
                                Secretary of the Commonwealth


     In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:


1.   The name of the corporation is:

     UGI Corporation
--------------------------------------------------------------------------------


2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  Number and Street      City               State         Zip       County

460 N. Gulph Road        King of Prussia        PA          19406     Montgomery
--------------------------------------------------------------------------------

(b)  Name of Commercial Registered Office Provider                     County


--------------------------------------------------------------------------------


3.   The statute by or under which it was incorporated:

The Business Corporation Law of 1988 (15 Pa.C.S. Section 1101 et seq.)
--------------------------------------------------------------------------------


4.   The date of its incorporation:

December 20, 1991
--------------------------------------------------------------------------------


5.   Check, and if appropriate complete, one of the following:

  X       The amendment shall be effective upon filing these Articles of
-----     Amendment in the Department of State.

-----     The amendment shall be effective on:              at
                                               ------------    ------------
                                                  Date             Hour

DSCB: 15-1915/5915-2


6.   Check one of the following:

          The amendment was adopted by the shareholders or members pursuant to
-----     15 Pa.C.S. Section 1914(a) and (b) or Section 5914(a).

  X       The amendment was adopted by the board of directors pursuant to
-----     15 Pa. C.S. Section 1914(c) or Section 5914(b).


7.   Check, and if appropriate, complete one of the following:


----- The amendment adopted by the corporation, set forth in full, is as follows

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  X       The amendment adopted by the corporation is set forth in full in
-----     Exhibit A attached hereto and made a part hereof.


8.        Check if the amendment restates the Articles:

          The restated Articles of Incorporation supersede the original articles
-----     and all amendments thereto.



IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this

   25          day of      May
----------            --------------,

2005      .
----------


     UGI Corporation
-------------------------------
   Name of Corporation

/s/ Margaret M. Calabrese
-------------------------------
        Signature

Associate General Counsel and
Corporate Secretary
-------------------------------
            Title

                                                                       EXHIBIT A

                             ARTICLES OF AMENDMENT
                                     TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                UGI CORPORATION

                            -----------------------

     UGI Corporation, (the "Corporation"), a corporation organized and subsisting under and by virtue of the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"), in compliance with Section 1915 of the BCL, does hereby certify:

     1.   The name of the Corporation is UGI Corporation.

     2. The address of the registered office of the Corporation in the Commonwealth of Pennsylvania is 460 North Gulph Road, King of Prussia, Montgomery County, Pennsylvania 19406.

     3.   The Corporation was incorporated pursuant to the BCL.

     4.   The corporation was incorporated on December 20, 1991.

     5. This Amendment to the Amended and Restated Articles of Incorporation shall be effective upon their filing with the Department of State of the Commonwealth of Pennsylvania.

     6. At a meeting of the Board of Directors of the Corporation (the "Board") on April 26, 2005, in accordance with the authority contained in
Section 1914(c) of the BCL, the Board duly adopted a resolution proposing and declaring advisable the following amendment to the Corporation's Amended and Restated Articles of Incorporation:

     NOW THEREFORE, BE IT RESOLVED, that, in accordance with the authority contained in Section 1914(c)(3), the first sentence of Article IV of the Corporation's Amended and Restated Articles of Incorporation (the "Charter") be amended to read in its entirety as follows:

     "The aggregate number of shares which the Corporation shall have the authority to issue is 310,001,000 shares, divided into 300,000,000 shares of Common Stock, without par value (hereinafter called the "Common Stock"), 1,000 shares of Restructuring Stock, without par value (hereinafter called the "Restructuring Stock"), 5,000,000 shares of Series Preference Stock, without par value (hereinafter called the "Preference Stock"), and 5,000,000 shares of Series Preferred Stock, without par value (hereinafter called the "Preferred Stock") (the Restructuring Stock, the Preference Stock and the Preferred Stock and hereinafter collectively called the "Senior Stock")."

     IN WITNESS WHEREOF, these Articles of Amendment to the Amended and Restated Articles of Incorporation have been duly executed by the undersigned this 20th day of May, 2005.


                                            UGI CORPORATION


                                            By:    /s/ Margaret M. Calabrese
                                                   -----------------------------
                                            Name:  Margaret M. Calabrese
                                            Title: Associate General Counsel and
                                                   Corporate Secretary